Credit Agreement

                           $6,000,000 Credit Facility

                                  by and among


               SUNSTONE GOLF RESORT, INC., A FLORIDA CORPORATION
      AMERICAN LEISURE MARKETING & TECHNOLOGY, INC., A FLORIDA CORPORATION
      ADVANTAGE PROFESSIONAL MANAGEMENT GROUP INC., A FLORIDA CORPORATION
        CARIBBEAN LEISURE MARKETING LIMITED, AN ANTIGUAN LIMITED COMPANY
          LEISURE SHARE INTERNATIONAL, LTD., A UNITED KINGDOM COMPANY
             AMERICAN LEISURE HOLDINGS, INC., A NEVADA CORPORATION

                           collectively, "Borrowers"


                                      and

                         MALCOLM WRIGHT, AN INDIVIDUAL
                                  "Guarantor"

                                      and

                    STANFORD VENTURE CAPITAL HOLDINGS, INC.
                                    "Lender"




                         Dated as of DECEMBER 18, 2003

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                                CREDIT AGREEMENT

      THIS CREDIT AGREEMENT(the "AGREEMENT"), dated as of December 18, 2003, (the "EFFECTIVE DATE"), is made by and among SUNSTONE GOLF RESORT, INC., a Florida CORPORATION ("SGR"), AMERICAN LEISURE MARKETING & TECHNOLOGY, INC., a Florida corporation ("ALHT"), ADVANTAGE PROFESSIONAL MANAGEMENT GROUP INC., a Florida corporation ("APMG"), AND CARIBBEAN LEISURE MARKETING LIMITED, an Antiguan limited company ("CLM"), LEISURE SHARE INTERNATIONAL, LTD., a United Kingdom company ("LSI") and AMERICAN LEISURE HOLDINGS, INC., a Nevada corporation ( "ALHI" together with SGR, ALHT, APMG, CLM and LSI collectively referred to herein as the "BORROWERS" and individually as a "BORROWER"), MALCOLM WRIGHT, an individual (the "GUARANTOR") and STANFORD VENTURE CAPITAL HOLDINGS, INC. (the "LENDER").

                              W I T N E S S E T H

      WHEREAS, the Borrowers desire to obtain a commitment from the Lender to make credit loans to the Borrowers; and

      WHEREAS, the Lender is willing to extend the commitment to the Borrowers on the terms and subject to the conditions hereinafter set forth.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, and other good and valuable consideration exchanged between the parties, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                            ARTICLE I - DEFINITIONS

      Section 1.1 Definitions. In addition to terms defined elsewhere in this Agreement, the following terms have the meanings indicated which meanings shall be equally applicable to both the singular and the plural forms of such terms:

            1.1.1 "$0.001 Warrants" shall mean those certain warrants to purchase up to an aggregate of 600,000 shares of ALHI's common stock, $0.001 par value per share at an exercise price of $0.001 per share being issued to Lender in accordance with the terms hereof and of the Warrant Purchase Agreement.

            1.1.2 "$2.96 Warrants" shall mean those certain warrants to purchase up to an aggregate of 1,350,000 shares of ALHI's common stock, $0.001 par value per share at an exercise price of $2.96 per share being issued to Lender in accordance with the terms hereof and of the Warrant Purchase Agreement.

            1.1.3 "Affiliate" shall mean any Person (other than a Subsidiary) which directly or indirectly through one or more intermediaries controls, or is controlled by or is under common control, with a Borrower, or five percent (5%) or more of the equity interest of which is held beneficially

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      or of record by any of the Borrowers or a Subsidiary.  The term  "control"
      means the possession, directly of indirectly, of the power to cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

            1.1.4 "Agreement" means this Credit Agreement, as the same may from time to time be amended.

            1.1.5 "Allonge" shall mean the allonge of the Arvimex Note to Lender, in the form supplied by Lender, dated of even date herewith.

            1.1.6 "Arvimex Mortgage" that certain Mortgage Deed executed by SGR, in favor of Arvimex, Inc., a Panamanian corporation ("Arvimex"), dated February 3, 2000 and recorded in Official Records Book 4399, Page 746 of the Public Records of Polk County, Florida, as amended by that certain Note and Mortgage Modification Agreement dated March 31, 2003 and recorded in Official Records Book 5311, Page 221 of the Public Records of Polk County, Florida, which secures the Arvimex Note, which mortgage encumbers the real property described on Exhibit B, attached hereto.

            1.1.7 "Arvimex Note" shall mean that certain Promissory Note in the original principal amount of Two Million Five Hundred Fifteen Thousand Dollars ($2,515,000.00) executed by SGR in favor of Arvimex, dated January 31, 2000, as amended by that certain Note and Mortgage Modification Agreement dated March 31, 2003.

            1.1.8 "Assignment" shall mean the assignment of the Arvimex Mortgage by Arvimex in favor of Lender in the form supplied by Lender, dated of even date herewith.

            1.1.9 "Availability" shall mean, as of December 18, 2003, the sum of $3,550,000 for the uses described on Schedule 3.11 hereto, on and after January 1, 2004, up to an additional $366,000 to be paid directly to the payables of the Antigua Call Center, as well as for the payment of wages in connection with the Antigua Call Center, from and after the New Mortgage Closing Date up to an additional sum equal to the excess of $6 million over the amounts previously advanced.

            1.1.10 "Borrowers" has the meaning assigned to that term in the introduction to this Agreement.

            1.1.11 "Borrowing" shall mean the drawing down by a Borrower of a loan or loans from the Lender on any given Borrowing Date.

            1.1.12 "Borrowing Date" shall mean the date as of which a Borrowing is consummated.

            1.1.13 "Business Day" shall mean a day on which commercial banks are open for business in the state of Florida.

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            1.1.14  "Bridge  Loan" shall mean those  certain  loans and advances made by the Lender to ALHI in the aggregate principal amount of $2,976,456.67 and evidenced in part by those certain promissory notes executed by ALHI and made payable to Lender in the aggregate principal amount of $1,065,000 and maturing on March 31, 2004.

            1.1.15  "Code"  shall  mean  the  Internal  Revenue  Code of 1986 as
      amended   from  time  to  time,   and  the   regulations   and   published
      interpretations thereof.

            1.1.16 "Commencement Date" shall mean the date of execution by the Borrowers of this Agreement.

            1.1.17   "Commission"   shall  mean  the   Securities  and  Exchange
      Commission.

            1.1.18 "Conversion Notice" shall have the meaning ascribed to such term as in Section 2.8.1 of this Agreement.

            1.1.19 "Credit Loan" shall mean the aggregate principal amount advanced by the Lender as a Loan to the Borrowers under Article 2 hereof, or, where the context requires, the amount thereof then outstanding.

            1.1.20 "Default" means any event which, with the lapse of time, the giving of notice, or both, would become an Event of Default.

            1.1.21 "Default Rate" shall mean fifteen percent (15%) per annum.

            1.1.22 "Director" shall mean any member of the Board of Directors of ALHI.

            1.1.23 "Entity Authorizations" shall mean

                  (i) If any  Borrower  is a  corporation,  certified  copies of
            Borrower(s)' and/or articles of incorporation and bylaws and current certificates of good standing and certified resolutions or authorizations as may be required to establish the power and authority of each Borrower to execute, deliver and perform its respective obligations under, as the case may be, the Loan Documents.

                  (ii) If any Borrower is a limited liability company, certified copies of Borrower(s)' articles of organization and operating agreement and current certificates of good standing and certified resolutions or authorizations as may be required to establish the power and authority of each Borrower to execute, deliver and perform its respective obligations under, as the case may be, the Loan Documents.

                  (iii) If any  Borrower is a general  partnership,  a certified copy of the partnership agreement with all modifications and amendments thereto in recordable form, or a Memorandum of the partnership agreement, in recordable form, together with certifications from the Partnership: (a) identifying the full names of all partners, (b) confirming the fact that the partnership is in full force and effect, (c) addressing the authority of the partner(s) to execute the Loan Documents, and (d) acknowledging that

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            the within transaction is in the usual course of the business of the partnership. If any Borrower is a limited partnership, a certified copy of the certificate of limited partnership (as filed with the Secretary of State of the state of its formation), a certificate of good standing (from the state of its formation and from the State of Florida) and a certified copy of the partnership agreement, with all modifications and amendments thereto.

                  (iv) If any Borrower is a trust, a certified copy of the trust agreement with all modifications and amendments thereto, together with a certificate (certifying the authenticity of such trust agreement) and resolutions as may be required to establish the power and authority of the Trustee to execute, deliver and perform its obligations under the Loan Documents. In addition to the foregoing, Borrower must deliver or cause to be delivered such other documents as may be reasonably required by Lender or Lender's counsel.

                  (v) Borrowers must deliver or cause to be delivered such other documents as may be reasonably required by Lender or Lender's counsel.

            1.1.24  "Event of Default" has the meaning  assigned to that term in
      Section 7.1 hereof.

            1.1.25 "Exchange Act" shall mean the Securities and Exchange Act of 1934, as amended.

            1.1.26 "Governmental Authority" shall mean any court, board, agency, commission, office or authority of any nature whatsoever or any governmental unit (federal, state, county, district, municipal, city or otherwise) whether now or here-after in existence.


            1.1.27 "Guaranty" shall mean the Guaranty dated of even date herewith executed by the Guarantor in favor of the Lender.


            1.1.28 "Indebtedness" of any Person shall mean (i) all indebtedness or liability for borrowed money or for the deferred purchase price of any property (including accounts payable to trade creditors under customary trade credit terms) or services for which the Person is liable as principal, (ii) all indebtedness (excluding unaccrued finance charges) secured by a Lien on property owned or being purchased by the Person, whether or not such indebtedness shall have been assumed by the Person,
      (iii) any arrangement (commonly described as a sale-and-leaseback transaction) with any financial institution or other lender or investor providing for the leasing to the Person of property which at the time has been or is to be sold or transferred by the Person to the lender or investor, or which has been or is being acquired from another Person, and
      (iv) all obligations of partnerships or joint ventures in respect of which the Person is primarily or secondarily liable as a partner or joint venturer or otherwise (provided that in any event for purposes of determining the amount of the Indebtedness, the full amount of such obligations, without giving effect to the contingent liability or

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      contributions  of other  participants in the partnership or joint venture, shall be included).

            1.1.29   "Individual   Guarantor"  shall  mean  Malcolm  Wright,  an
      individual.

            1.1.30 "Inside Director" shall mean any Director who is not an Outside Director.

            1.1.31 "Inventory" shall mean any and all goods, supplies, wares, merchandise, and other tangible personal property, including raw materials, work in process, supplies and components, and finished goods, whether held for sale or otherwise or to be furnished under any contract for service, and also including any products of and accessions to inventory, packing and shipping materials, and all documents of title, whether negotiable or non-negotiable, representing any of the foregoing, and the insurance proceeds from any of the foregoing.

            1.1.32 "Investments" shall mean, with respect to any Person, all advances, loans or extensions of credit to any other Person, all purchases or commitments to purchase any stock, bonds, notes, debentures or other securities of any other Person, and any investment in other Persons, including partnerships or joint ventures.

            1.1.33 "Lender" has the meaning assigned to that term in the introduction to this Agreement.

            1.1.34 "Lien" shall mean a mortgage, pledge, lien, hypothecation, assignment, security interest or other charge or encumbrance or any segregation of assets or revenues or other preferential arrangement (whether or not constituting a security interest) with respect to any present or future assets, including fixtures, revenues or rights to the receipt of income of the Person referred to in the context in which the term is used.

            1.1.35 "Loan" shall mean the aggregate principal amount advanced by the Lender as a loan or loans to the Borrowers under Article 2 and Article 6 hereof, or, where the context so requires, subject to Availability.

            1.1.36 "Loan Documents" shall mean those documents executed or submitted in connection with the Loan, including, without limitation, (i) the Note, (ii) this Credit Agreement, (iii) the Guaranty, (iv) the Stock Pledge Agreement, (v) the Mortgage, (vi) the Security Agreements, (vii) the Warrant Purchase Agreement, (viii) the Real Property Agreements; and
      (xi) all other documents and instruments executed by any Borrower and Guarantors in connection with the Loan and/or as may be required by Lender or Lender's counsel, including those referred to in section 6.7 hereof.

            1.1.37 "Loan Funding Period" shall mean the period between the Effective Date and the Maturity Date.

            1.1.38 "Maturity Date" shall mean December 31, 2008.

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            1.1.39 "Maximum Loan Commitment" means the obligation of the Lender, subject to the  Availability,  to make the Credit Loan pursuant to Section
      2.1 hereof in the aggregate principal amount of up to SIX MILLION DOLLARS ($6,000,000.00).

            1.1.40 "Mortgages" shall mean, in the case of SGR, the Mortgage Modification and Restatement Agreement of even date herewith (the "Mortgage Modification Agreement"), and in the case of APMG, the Mortgage and Security Agreement of even date herewith ("the Hotel Mortgage"), to Lender which collectively secures the Loan and evidences a valid second mortgage lien on the Property, and all fixtures and personal property located on or used in connection with the Property, if any.

            1.1.41 "Note" shall mean the Convertible Promissory Note described in Section 2.5 hereof, in the principal amount of SIX MILLION DOLLARS ($6,000,000.00) dated the initial Borrowing Date and payable to the order of the Lender, substantially in the form of Exhibit "A" attached hereto and made a part hereof, and any modifications, renewals, replacements or substitutions therefor made from time to time hereafter, and to the extent applicable.

            1.1.42 "New Mortgage Closing Date" shall have the meaning set forth in Section 6.11 herein.

            1.1.43 "Obligations" shall mean the Maximum Loan Commitment and any and all liabilities, obligations, covenants, duties and debts, owing by the Borrower to the Lender, arising under this Agreement, any other Loan Document, including without limitation, all interest, charges, indemnities, expenses, fees, attorneys' fees, filing fees and any other sums chargeable to the Borrowers hereunder or under any other Loan Document, or any other contractual agreement between the Lender and the Borrowers.

            1.1.44 "Outside Director" shall mean a Director who meets those the requirements set forth for a "Non-Employee Director" under Rule 16b-3(3) of the Securities Exchange Act of 1934.

            1.1.45 "Permitted Liens" shall mean a mortgage, pledge, lien security interest or other charge or encumbrance or any segregation of assets or revenues or other preferential arrangement (whether or not constituting a security interest) with respect to any present or future assets, including fixtures, revenues or rights to the receipt of income of the Person referred to in the context in which the term is used which are permitted to exist under this Agreement.

            1.1.46 "Person" shall mean any natural person, corporation, unincorporated organization, trust, joint-stock company, joint venture, association, company, partnership or government, or any agency or political subdivision of any government, or other entity of whatever nature.

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            1.1.47 "Pledge  Agreement"  shall mean that certain Pledge Agreement of even date herewith executed by ALHI and LSI pledging (i) all of the issued and outstanding capital stock of ALMT; (ii) all of the issued and outstanding capital stock of CLM.

            1.1.48 "Property" shall mean the parcels of real property owned by SGR and APMG and described in Exhibits B and C respectively, attached hereto, together with any improvements located thereon, if any.

            1.1.49 "Put Notice" shall have the meaning ascribed to such term as in Section 2.5.2 of this Agreement.

            1.1.50 "Securities Act" shall mean the Securities Act of 1933, as amended and the rules promulgated thereunder.

            1.1.51 "Real Property Agreements" shall mean the Mortgages, and the Assignment, together with all other documents and instruments executed by any Borrower, Guarantor, or third party, in connection with same, or as may be required by Lender or Lender's counsel.

            1.1.52  "Security   Agreement"  shall  mean  that  certain  Security
      Agreement of even date herewith executed by ALMT and CLM granting a security interest in all of the assets of ALMT and CLM, respectively.

            1.1.53 "Subsidiary" shall mean any Person in which any Borrower or a Wholly-Owned Subsidiary may own, directly or indirectly, an equity interest of more than fifty percent (50%), or which may effectively be controlled by any Borrower or a Wholly-Owned Subsidiary, during the term of this Agreement, as well as all Subsidiaries and other Persons from time to time included in the consolidated financial statements of the Borrowers.

            1.1.54 "Warrants" shall mean the $0.001 Warrants and the $2.96 Warrants to purchase an aggregate of 1,950,000 shares of common stock $0.001 par value per share of ALHI being issued to Lender in accordance with the terms hereof and of the Warrant Purchase Agreement.

            1.1.55 "Warrant Purchase Agreement" shall mean that certain Warrant Purchase Agreement of even date herewith executed by Lender and ALHI pursuant to which Lender purchased, and ALHI issued and sold, warrants to purchase an aggregate of 1,950,000 of ALHI's common stock $0.001 par value per share, at an exercise price of $0.001 per share for warrants to purchase 600,000 shares of the ALHI common stock and an exercise price of $2.96 per share for warrants to purchase 1,350,000 shares of the ALHI common stock as set forth in Schedule A to Warrant Purchase Agreement.

            1.1.56 "Wholly-Owned Subsidiary" shall mean any Subsidiary, one hundred percent (100%) of the outstanding capital stock of all classes of which is owned by the Borrowers and/or one or more Wholly-Owned Subsidiaries.

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            Section 1.2  Accounting  Terms.  Accounting  terms not  specifically defined in this Agreement shall have the meaning given to them under accounting principles and practices generally accepted in the United States, applied on a consistent basis with the financial statements referred to in Section 4.9 hereof, and shall be determined both as to
      classification  of  items  and  amounts  in  accordance   therewith.   All
      Subsidiaries shall be consolidated to the fullest extent permitted by such principles and practices, and any accounting terms, financial covenants and financial statements referred to herein shall be determined and prepared on the basis of such consolidation.

            Section 1.3 Other Definitional Provisions. The words "hereof," "herein," and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Subsection and Exhibit references are to this Agreement unless otherwise specified.

                            ARTICLE II - CREDIT LOAN

            Section 2.1 Commitment. The Lender agrees, on the terms, conditions and limitations of this Agreement, to make Credit Loans in United States Dollars to the Borrowers, from time to time, during the Loan Funding Period, in an aggregate amount not to exceed at any one time outstanding the Maximum Loan Commitment, subject to compliance with the Availability. The Credit Loan shall bear interest as set out in the Note.

            Section 2.2 Borrowings and Prepayments. Each Borrowing hereunder shall be made only if there is no then existing Event of Default hereunder. Borrowers shall have the right at any time, and from time to time, to prepay the outstanding principal amount in whole or in part without premium or penalty, provided that interest on the amount prepaid, accrued through the date of prepayment date, shall be paid on such date of prepayment.


            Section 2.3 Notice. The Borrowers shall give written notice, signed by the Borrowers (or telephone notice, promptly confirmed in writing) to the Lender at least two (2) business days prior to the proposed Borrowing Date specifying (i) the Borrowing Date (which shall be a business day), and (ii) the amount of the proposed Borrowing.

            Section 2.4 Manner of Borrowing. Each Borrowing under this Article 2 shall be made at the office of Lender, at its address as set forth opposite its signature at the end of this Agreement, by wire transfer to the Borrower's account; provided however, that the requested Borrowing shall in no event exceed the amount of Availability on such date.

            Section 2.5 Warrants.

            2.5.1 With each Borrowing, in accordance with the Warrant Purchase Agreement, ALHI shall issue to Lender the Warrants, pro rata, in accordance with Schedule 2.5.1 attached hereto.

            2.5.2 Subject to Section 6.10 hereof, at anytime during the month of December 2008, upon five days written notice to ALHI (the "PUT NOTICE"), the holders of the $0.001 Warrants, shall have the right, but not the obligation, in its sole discretion, to put to ALHI, and ALHI shall, within

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      five days of its  receipt of the Put  Notice,  purchase  any of the $0.001
      Warrants or any shares issued upon the exercise thereof, that has not theretofore been sold by a holder of the Warrant at a purchase price of $2.25 per share of Common Stock or $2.25 for each share for which such Warrant is exercisable, whichever is applicable, payable in cash.

            Section 2.6 Note.

            2.6.1 The Loan made by the Lender under this Article 2 shall be evidenced by, and repaid with interest in accordance with, a single Promissory Note of the Borrowers in substantially the form of EXHIBIT "A" attached hereto and made a part hereof, with appropriate insertions, in the amount of the Maximum Loan Commitment, dated even date herewith and payable to the order of the Lender on the date or dates specified thereon, such Note to represent the obligation of the Borrowers to the Lender to repay the Credit Loan of the Borrowers. The Note provides that on the Maturity Date, the Commitment to make further Loans to the Borrower shall cease and that, on such date, the entire amount of principal outstanding thereunder and accrued interest shall be paid in full.

            2.6.2 Although the stated amount of the Note shall be equal to the Maximum Loan Commitment, the Note shall be enforceable, with respect to the Borrowers' obligation to pay the principal amount thereof, only to the extent of the unpaid principal amount of the Loan at the time evidenced thereby together with unpaid accrued interest thereon. Interest on the Note shall be payable on, and only for the period during which, the principal amount of the Loan evidenced thereby is outstanding.

            Section 2.7 Principal and Interest.

            2.7.1 Borrowers shall repay the outstanding principal balance of the Loan on the Maturity Date.

            2.7.2 Borrower shall pay the Lender interest quarterly on the unpaid principal balance of the Loan, in arrears, at a per annum rate equal to six percent (6%). Interest charges shall be computed on the basis of a year of 360 days and actual days elapsed, and will be payable to the Lender on each applicable Loan Payment Date.

            2.7.3 Effective as of the first Borrowing, Borrower shall borrow and shall pay to Lender an amount of $224,241.67, which shall be held by Lender in reserve and shall be paid by Lender to service the 2003 and 2004 interest accruals on the Availability Amount on the date hereof, and on the New Mortgage Closing Date the Borrower shall borrow and increase the reserve as necessary to fund 2004 interest accrual on the total amount outstanding.

            2.7.4 If any Event of Default occurs, then, while any such Event of Default is continuing, the Loan will bear interest at the Default Rate.

            2.7.5 The Borrowers' obligation to repay the Loan and to pay interest on the Loan shall be absolute, irrevocable and unconditional under any and all circumstances whatsoever and shall not be terminated for any reason whatsoever.

            Section 2.8 Conversion Rights. At any time prior to the Maturity Date, the Note and all sums, at any given time, due hereunder, shall, at the sole election of Lender and upon 5 days written notice to Borrowers and ALHI, be convertible in whole or in part, from time to time, into that number of shares of ALHI common stock calculated by dividing the amount due by $15.00.

            2.8.1 Any conversion shall be exercised by written notice to ALHI at their principal place of business (the "CONVERSION NOTICE").

            2.8.2 Within five (5) days of its receipt of the Conversion Notice, ALHI shall issue and deliver to the address of the holder of the Note as set forth herein (as such address may be modified from time to time in the records of ALHI), or to the holder's nominees, a certificate or certificates, substantially in the form as shown in Exhibit A attached hereto, for the number of shares of Common Stock to which such holder shall be entitled; provided, that ALHI shall not be obligated to issue to any Lender certificates evidencing the shares of Common Stock issuable upon such conversion unless either the Note is delivered to ALHI for cancellation and reissuance in the proper amount or an affidavit of loss of the Note has been executed by the holder. In the event that the Note is converted in full, the Lender will execute satisfaction of mortgages and security interests in customary form supplied by the Borrowers at no expense to the Lender.

            2.8.3 If ALHI shall declare and pay to the holders of the shares of Common Stock a dividend in shares of Common Stock, the Conversion Price in effect immediately prior to the date fixed for the determination of shareholders entitled to such dividends shall be proportionately decreased (adjusted to the nearest 1/100th of a share of Common Stock), such adjustment to become effective immediately after the date fixed for such determination.

            2.8.4 If ALHI shall subdivide the outstanding shares of Common Stock into a greater number of shares of Common Stock or combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, the Conversion Price in effect immediately prior to such subdivision or combination, as the case may be, shall be proportionately increased or decreased (adjusted to the nearest 1/100th of a share of Common Stock), as the case may require, such increase or decrease, as the case may be, to become effective when such subdivision or combination becomes effective.

            2.8.5 In the case of any  reclassification  or change of outstanding shares of Common Stock issuable upon the conversion of the Note, or in the case of any consolidation or merger of ALHI with or into another corporation, or in the case of any sale or conveyance to another corporation of all or substantially all of the property of ALHI, the holder of the Note shall have the right thereafter, so long as such holder's conversion right hereunder shall exist, to convert the Note in whole or in part, into the same kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock of ALHI into which the Note might have been converted immediately prior to such reclassification, change, consolidation, merger, sale or conveyance.

            2.8.6 In case securities or property other than shares of Common Stock shall be issuable or deliverable upon the conversion as aforesaid, then all references in this Section shall be deemed to apply, so far as appropriate and as nearly as may be, to such other securities or property. The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number of shares of Common Stock (whether with or without par value) shall not be deemed to be a reclassification of the Common Stock of ALHI for the purposes of this subsection.

            2.8.7 ALHI shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of the Note, the sufficiency of which shall be determined by using the Conversion Price.

            Section 2.9 Payments and Prepayments.

            2.9.1 Repayment of the Loans. The Borrowers shall repay the outstanding principal balance of Loans, plus all accrued but unpaid interest thereon, as provided herein.

            2.9.2 Place and Form of Payments. All payments of principal, interest, fees, premiums and other sums payable hereunder to Lender shall be made without condition or reservation of right and (except for proceeds of Collateral received directly by the Lender) in same day funds and delivered to the Lender not later than 3:00 P.M. (Eastern Standard Time) on the date due to such account of Lender as the Lender may designate. Funds received by the Lender after that time shall be deemed to have been paid on the next succeeding Business Day. If any payment of principal, interest, fees, premiums or other sums payable hereunder becomes due and payable on a day other than a Business Day, the due date of such payment shall be extended to the next succeeding Business Day and interest thereon shall be payable at the applicable Interest Rate during such extension.

            2.9.3 Credit for Payments. All payments received by the Lender as proceeds of Collateral will be the sole property of the Lender up to the amount due and owing and until all of the Obligations have been satisfied in full. Any surplus shall immediately be paid to the Borrower.

            2.9.4 Application of Payments. All payments not relating to specific principal or interest payable with respect to the Loans, or not constituting payment of specific fees, and all proceeds of Collateral received by the Lender from or as to the Borrower, shall be applied, subject to the provisions of this Agreement, first, to pay any fees, expense reimbursements or indemnities then due to the Lender from the Borrower; second, to pay interest due in respect of the Loans; third to pay or prepay principal of the Loans; and fourth to the payment of any other Obligation due to the Lender by the Borrower. The Lender shall have the right, upon an Event of Default, to apply payments received in connection with this Agreement or the other Loan Documents as provided above in such order as it deems appropriate.

            2.9.5 Principal Prepayment. The Borrower shall have the right, at any time and from time to time, on thirty days' prior written notice to the Lender, to Prepay the Loan in whole or in part, without penalty or premium. The Borrowers shall pay accrued interest then outstanding on the Loan through the date of Prepayment.

            Section 2.10 Collateral. The Payment of all Obligations due under this Agreement is secured by the Mortgages, the Guaranty, the Stock Pledge Agreement, and, subject to Section 6.10 hereof, the Security Agreement.

            Section 2.11 Fees and Expenses. The Borrowers shall bear its own costs, including attorney's fees, incurred in the negotiation of this Agreement and consummation of the transactions contemplated herein and the corporate proceedings of the Borrowers in contemplation hereof and thereof. At the date of issuance of the Note by the Borrowers to the Lender, the Borrowers shall reimburse the Lender for all of the Lender's reasonable out-of-pocket expenses incurred in connection with the negotiation or performance of this Agreement, in addition to an origination fee equal to $122,260 which fee shall be paid to Lender and reasonable fees and disbursements of counsel to the Lender. On each subsequent draw hereunder, Borrower shall pay Lender a fee equal to 4% of any such draw as an origination fee.

            Section 2.12 Assignment; Participation. Lender may assign to one or more Persons or sell participations to one or more such Persons, all or a portion of its rights and obligations hereunder and under the Note and, in connection with any such assignment or sale of a participation, may assign its rights and obligations under this Agreement and the other Loan Documents. Lender shall have no obligation to give notice to the Borrowers of any such assignment or sale of a participation. Lender may, in connection with any assignment or proposed assignment or sale or proposed sale of a participation, disclose to the assignee or proposed assignee or participant or proposed participant any information relating to the Borrowers furnished to the Lender by or on behalf of the Borrowers.

            Section 2.13 Notices. The Borrowers agree, at its expense, to execute all such notices and other instruments and make all such filings and recordings as the Lender shall request in order to assure that the Lender at all times holds duly executed, delivered, filed and recorded assignments and security interests of first priority against other creditors, bona fide purchasers without notice, a trustee in bankruptcy and other possible adverse claimants.

                  ARTICLE III - REPRESENTATIONS AND WARRANTIES

            In order to induce the Lender to enter into this Agreement and to make the Loan provided for herein, the Borrowers make the following representations and warranties to the Lender, all of which shall survive the execution and delivery of this Agreement and the Note, the Guaranty, and the other Loan Documents:

            Section 3.1 Corporate Existence and Power. The Borrowers are each duly incorporated, validly existing and in good standing under the laws of their respective states of incorporation and each is duly qualified or licensed to transact business in all places where such qualification or license is necessary. Each Borrower has the corporate power to make and perform this Agreement and the Note, and this Agreement does, and the Note when duly executed and delivered for value will, constitute the legal, valid and binding obligations of the Borrowers enforceable in accordance with their respective terms. The Borrowers have the corporate power to make and perform this Agreement the Loan Documents, and the Note, and this

      Agreement does, and the Loan Documents and Note when duly executed and delivered for value will, constitute the legal, valid and binding obligations of the Borrowers enforceable in accordance with their respective terms.

            Section 3.2 Authority. The making and performance by the Borrowers of this Agreement, the Note, the Loan Documents, and any additional documents pursuant hereto, has been duly authorized by all necessary legal action of the Borrowers, and does not and will not violate any provision of law or regulation, or any writ, order or decree of any court, governmental, regulatory authority or agency, and does not and will not, with the passage of time or the giving of notice, result in a breach of, or constitute a default or require any consent under, or result in the creation of any lien, charge or encumbrance upon any property or assets of the Borrowers, pursuant to any instrument or agreement to which any Borrower is a party or by which any Borrower or its properties may be bound or affected. The making and performance by the Guarantor of this Agreement, the Guaranty, and any additional documents pursuant hereto, has been duly authorized by all necessary legal action of the Guarantor, and does not and will not violate any provision of law or regulation, or any writ, order or decree of any court, governmental, regulatory authority or agency, and does not and will not, with the passage of time or the giving of notice, result in a breach of, or constitute a default or require any consent under, or result in the creation of any lien, charge or encumbrance upon any property or assets of the Guarantor, pursuant to any instrument or agreement to which the Guarantor is a party or by which the Guarantor or his properties may be bound or affected.

            Section 3.3 Financial Condition. The financial statements of ALHI set forth in the ALHI SEC Filings (as hereinafter defined) were prepared in accordance with generally accepted accounting principles consistently applied, are complete and correct and fairly present the consolidated financial condition of ALHI as of that date. Other than as disclosed by those financial statements, ALHI has no direct or contingent obligations or liabilities which would be material to the financial position of ALHI, nor any material unrealized or anticipated losses from any commitments of ALHI. Since the date of such financial statements, there has been no material adverse change in the business or financial condition of any Borrower.

            Section 3.4 SEC Filings. As of the date hereof, none of the filings made with the SEC by the Company since January 1, 2000 (the "ALHI SEC FILINGS"), contained any untrue statement of a material fact or to the best of Borrower's and Guarantor's knowledge, omitted any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent such filings have been all prior to the date of this Agreement corrected, updated or superseded by a document subsequently filed with Commission. The Company has furnished or made available to the Lender true and complete copies of all the documents it has filed with the Commission since January 1, 2000, all in the forms so filed.

            On or before May 26, 2004, the Borrower's and Guarantor's shall cause the Company to file, and the Company shall have filed, all filings required by law or regulation and from and after May 26, 2004, the
      Company's filings shall comply in all material respects with the requirements of the Securities Act and the Exchange Act, and the rules and regulations of the Commission promulgated thereunder, as the case may be, and none of the filings with the Commission will contain any untrue statement of a material fact or will omit any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. The failure of the Company to make such filings with the Commission by May 26, 2004, will result in a default under Section 7.1.13 hereof.

            Section 3.5 Full Disclosure. The financial statements referred to in
      Section 3.3 do not, nor does this Agreement, nor does the Preliminary Official Statement of the Westridge Community Development District dated November 2003, nor any written statement furnished by any Borrower to the Lender in connection with the negotiation of this Agreement and Loans, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading. There is no fact which any Borrower have not disclosed to the Lender in writing which materially and adversely affects nor, so far as any Borrower or Guarantor can now foresee, is reasonably likely to prove to materially and adversely affect the business or financial condition of any Borrower or Guarantor or the ability of any Borrower or Guarantor to perform this Agreement, the Note or the Guaranty.

            Section 3.6 Litigation. Except to the extent disclosed in the ALHI SEC Filings, there are no suits, actions or proceedings pending, or to the knowledge of the Borrower or Guarantor, threatened before any court or by or before any governmental or regulatory authority, commission, bureau or agency or public regulatory body against or affecting any Borrower or Guarantors which, if adversely determined, would have a material adverse effect on the business or financial condition of any Borrower or Guarantor.

            Section 3.7 Payment of Taxes. As of the date of execution of this Agreement, federal income tax returns of each Borrower and Guarantor have been filed with Internal Revenue Service and no deficiencies have been assessed. Each of the Borrower and Guarantor have filed or caused to be filed, or has obtained extensions to file all federal, state and local tax returns which are required to be filed, and have paid or caused to be paid, or have reserved on their books amounts sufficient for the payment of, all taxes as shown on said returns or on any assessment received by them, to the extent that the taxes have become due, except as otherwise permitted by the provisions hereof. Each of the Borrower and Guarantor have set up reserves which are reasonably believed by each Borrower and Guarantor to be adequate for the payment of said taxes for the years that have not been audited by the respective tax authorities.

            Section 3.8 No Adverse Restrictions or Defaults. Neither any Borrower nor Guarantor is a party to any agreement or instrument or subject to any court order or judgment, governmental decree, charter or other restriction adversely and materially affecting its business, properties or assets, operations or condition (financial or otherwise). Neither any Borrower nor Guarantor is in material default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any material agreement or instrument to which it is a party or by which any Borrower or Guarantor and their respective properties, may be bound or affected, or under any material law, regulation, decree, order or the like, which default would have a material adverse effect on such Borrower or Guarantor.

            Section 3.9 Authorizations. All authorizations, consents, approvals and licenses required under applicable law or regulation for the ownership or operation of the property owned or operated by any Borrower or
      Guarantor or for the conduct of business in which any Borrower or Guarantor are engaged, have been duly issued and are in full force and effect, and to the best of Borrower's or Guarantor's actual knowledge, none of the Borrowers or the Guarantor are in default under any material order, decree, ruling, regulation, closing agreement or other decision or instrument of any government commission, bureau or other administrative agency or public regulatory body having jurisdiction over any of the Borrowers or Guarantor, which default would have a material adverse effect on any of the Borrowers or Guarantor. No approval, consent or authorization of or filing or registration with any governmental commission, bureau or other regulatory authority or agency is required with respect to the execution, delivery or performance of this Agreement, the Note, the Guaranty or any of the Loan Documents executed in connection with the making of the Loan.

            Section 3.10 Title to Property. Each Borrower and the Guarantor and each of their subsidiaries have, respectively, good and marketable fee title to all real property, and good and marketable title to all other property and assets, reflected in the latest financial statements referred to in Section 3.3 or purported to have been acquired by any of them subsequent to such date, except property and assets sold or otherwise disposed of subsequent to such date in the ordinary course of business. All property and assets of any kind of Borrowers, the Guarantor and each of their subsidiaries are free from any liens except as disclosed on the financial statements provided to the Lender and referred to in Section 3.3 hereof and other matters such as easements, covenants, and restrictions that do not materially adversely affect their use or enjoyment of such property. Borrowers and the Guarantor and each of their subsidiaries enjoy peaceful and undisturbed possession under all of the leases under which they are operating, if any, none of which contain any provisions that will materially impair or adversely affect the operations of any Borrower or the Guarantor, as the case may be.

            Section 3.11 Use of Proceeds. The proceeds of the Loans shall be used by the Borrowers exclusively as set forth on Schedule 3.11 hereto.

            All of the representations and warranties of Borrower and the Guarantors and, as the case may be, as set forth in this Agreement shall survive the making of this Agreement and the full repayment of the Loan; accordingly, in the event of any claims against Lender, resulting in the breach of any of the foregoing warranties and representations, Borrower and each Guarantors shall and hereby agrees to indemnify Lender for any such claims notwithstanding the full repayment of the Loan. Each and every requisition submitted by Borrower for funds under this Agreement shall constitute a new and independent representation and warranty to Lender with respect to all of the matters set forth in this Agreement, as of the date of such requisition.

                       ARTICLE IV - AFFIRMATIVE COVENANTS


            The Borrowers and the Guarantors covenant and agree that from and after the Effective Date and until payment in full of the principal of and interest on the Note and the termination in full of the Commitment, unless the Lender shall otherwise consent in writing, the Borrowers and the Guarantor, as the case may be, will:

            Section 4.1 Loan Proceeds. Use the proceeds of the Loans only for the purposes set forth in Section 3.11 and furnish the Lender with all evidence that it may reasonably require with respect to such use.

            Section 4.2 Corporate Existence. Do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights, franchises and privileges in the jurisdiction of its corporation, and qualify and remain qualified in each jurisdiction where qualification is necessary or desirable in view of its business operations or the ownership of its properties.


            Section 4.3 Maintenance of Business and Property. Continue to conduct and operate its business substantially as conducted and operated during the present and preceding calendar year; at all times maintain, preserve and protect all franchises and trade names and preserve all the remainder of its property used or useful in the conduct of its business and keep the same in good repair, working order and condition, and from time to time make, or cause to be made, all needful and proper repairs, replacements, betterments and improvements thereto so that the business carried on in connection therewith may be conducted properly and advantageously at all times.


            Section 4.4 Antigua Call Center. Commencing on the date hereof, maintain an employee work force comprising of at least 96 persons paid at current wage levels increased for inflation and seniority at the Antigua Call Center. Borrower shall cause the Antigua Call Center to remain free of debt and shall not encumber the assets of the Antigua Call Center or the capital stock of the company that owns the Antigua Call Center.


            Section 4.5 SEC Filings. Make all required filings in connection with the Loan to the Borrowers as required by federal and state laws and regulations, or by any domestic securities exchange or trading market, and to provide copies thereof to the Lender promptly after such filing or filings.

            Section 4.6 Insurance. Insure and keep insured in good and financially sound and responsible insurance companies reasonably satisfactory to the Lender, all insurable property owned by it which is of a character usually insured by companies similarly situated and operating like properties, against loss or damage from such hazards or risks, including fire, flood, windstorm as are insured by companies similarly situated and operating like properties, insure and keep insured employers' and public liability risks in responsible insurance companies to the extent usually insured by companies similarly situated; maintain such other insurance as may be required by law or as may reasonably be required in writing by the Lender.

            Section 4.7 Payment of Indebtedness, Taxes, Etc.

            4.7.1 Pay all of its indebtedness and obligations promptly and in accordance with normal terms; and

            4.7.2 Pay and discharge or cause to be paid and discharged promptly all taxes, assessments and governmental charges or levies imposed upon it or upon its property or upon any part thereof, before the same shall become in default, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a lien or charge upon such properties or any part thereof; provided however, that the Borrower and Guarantors shall not be required to pay and discharge or to cause to be paid and discharged any tax, assessment, charge, levy or claim so long as the validity thereof shall be contested in good faith by appropriate proceedings and the Borrower shall have set aside on its books adequate reserves with respect to any tax, assessment, charge, levy or claim, so contested.

            Section 4.8 Compliance with Laws. Duly observe, conform and comply with all laws, decisions, judgments, rules, regulations and orders of all governmental authorities relative to the conduct of its business, its properties, and assets, except those being contested in good faith by appropriate proceedings diligently pursued; and maintain and keep in full force and effect all licenses and permits necessary to the proper conduct of its business.

            Section 4.9 Accounting Firm. By April 4, 2004, ALHI shall hire and retain a reputable and SEC qualified accounting firm, including any of the so-called Big Four, Grant Thornton, BDO Seidman or any other regional firm acceptable to Lender in its sole discretion, to serve as auditor of ALHI's financial statements, which accounting firm shall be retained by ALHI in sufficient time to promptly review the ALHI quarterly report due on May, 15 2004.

            Section 4.10 Notice of Default. Upon the occurrence of any Default or Event of Default, promptly furnish written notice thereof to the Lender.

            Section 4.11 Inspection. At reasonable times and after reasonable prior written notice, Borrower and Guarantors shall permit any representatives of Lender to visit and inspect any of the properties of Borrower and Guarantor, to examine and copy all books of account, records, reports and other papers, and to discuss the affairs, finances and accounts with Borrower's employees and independent accountants at all such reasonable times and as often as may be reasonably requested.

            Section 4.12 Notice of Litigation and Other Proceedings. Give prompt notice in writing to the Lender of the commencement of (a) all material litigation which, if adversely determined, might adversely affect the business or financial condition of the Borrower or Guarantors; (b) all litigation or threatened litigation relating to the Property which could result in a lien or charge against said property, (c) all other litigation involving a claim against the Borrower or Guarantors for Twenty-five Thousand Dollars ($25,000.00) or more in excess of applicable insurance coverage; and (d) any citation, order, decree, ruling or decision issued by, or any denial of any application or petition to, or any proceeding before any governmental commission, bureau or other administrative agency public regulatory body against or affecting the Borrower or Guarantor, or any property of the Borrower or Guarantor, or any lapse, suspension or other termination or modification of any certification, license, consent or other authorization of any agency or public regulatory body, or any refusal of any thereof to grant any application therefor, in connection with the operation of any business conducted by any of the Borrowers or the Guarantor.

                         ARTICLE V - NEGATIVE COVENANTS

            Each of the Borrowers and the Guarantor covenant and agree that from the Effective Date and until payment in full of the principal of and interest on the Note, unless the Lender shall otherwise consent in writing, none of the Borrowers and the Guarantor will, out of the ordinary course of business violate any of the following covenants, provided that in the course of any of the following each of the Borrowers consider to be in the ordinary course of business each of the Borrowers shall provide Lender ten business days prior written notice thereof and if Lender disagrees then Lender will notify each of the Borrowers prior to the conclusion of such ten business days or matter shall be deemed to be in the ordinary course of business:

            Section 5.1 Limitation of Liens. Except as permitted by the Mortgages, create, assure, incur or suffer to exist any Lien upon, or transfer or assignment of, any of its property or revenues or assets now owned or hereafter acquired to secure any Indebtedness of obligations, or enter into any arrangement for the acquisition of any property subject to conditional sale agreements or leases or other title retention agreements; excluding, however, from the operation of this covenant: (i) deposits or pledges to secure payment of worker's compensation, unemployment insurance, old age pensions or other social security; (ii) deposits or pledges to secure performance of bids, tenders, contracts (other than contracts for the payment of money) or leases, public or statutory obligations, surety or appeal bonds or other deposits or pledges for purposes of like general nature in the ordinary course of business; (iii) Liens for property taxes not delinquent and Liens for taxes which in good faith are being contested or litigated; (iv) mechanics', carriers', workmen's, repairmen's or other like liens arising in the ordinary course of business securing obligations which are not overdue for a period of sixty (60) days or more or which are in good faith being contested or litigated; (v) Liens securing the unpaid purchase price of equipment purchased by the Borrower or Guarantors in the ordinary course of its business and Liens existing upon assets acquired by the Borrower or Guarantors; and (vi) any existing Liens reflected in the financial statements referred to in Section 4.9 hereof.

            Section 5.2 Limitation on Indebtedness. Incur, create, assume or permit to exist any Indebtedness, except

            5.2.1 The Note and any other Indebtedness of the Borrower to the Lender;

            5.2.2 Indebtedness which is subordinated to the prior payment in full of the principal of, and interest on, the Note(s) on terms and conditions approved in writing by the Lender;

            5.2.3  Indebtedness   representing  the  unpaid  purchase  price  of
      equipment purchased by the Borrower in the ordinary course of its business and Indebtedness existing upon assets acquired by the Borrower;

            5.2.4 Indebtedness permitted by the terms of the Mortgages; and

            5.2.5 Existing Indebtedness reflected in the audited financial statements referred to in Section 3.3 hereof.

            Section 5.3 Mergers, Consolidations and Acquisition of Assets. Windup, liquidate, dissolve, merge or consolidate with any corporation, or acquire all or substantially all of the assets of any corporation except that the Borrower may merge or consolidate with any Subsidiary provided that the Borrower is the surviving corporation.

            Section 5.4 Sale, Lease, Etc. Sell, lease, assign, transfer or otherwise dispose of any of its assets or revenues (other than obsolete or worn-out personal property or personal property or real estate not used or useful in its business) whether now owned or hereafter acquired, other than in the ordinary course of business.

            Section 5.5 Management and Ownership. Permit any material change in its ownership or management.

            Section 5.6 General.

                  (i) engage, directly or through other Persons, in any business other than the business now carried on;

                  (ii) sell a  material  portion  of any of the assets of any of the Borrowers out of the ordinary course of business or merge any of the Borrowers into or with another unaffiliated company, except as contemplated hereby;

                  (iii) change the certificate of incorporation, bylaws or other charter documents of any of the Borrowers, except as contemplated hereby;

                  (iv) change substantially or materially the nature of the business of any of the Borrowers;

                  (v) declare or pay dividends or make any other distribution or redeem equity  securities of the Guarantors or any of the Borrowers;
            or

                  (vi) enter into or modify a related-party transaction.

        ARTICLE VI - CONDITIONS TO LENDER'S OBLIGATIONS TO MAKE THE LOAN

      The conditions listed below are precedent to any obligations of the Lender and shall be complied with in form and substance satisfactory to Lender and its counsel prior to the Lender's obligation to advance any portion of the Loan:

            Section 6.1 Each Loan. The obligation of the Lender to make each credit loan pursuant to Article 2 herein is subject to no adverse change in the condition, financial or otherwise. Of any of the Borrowers or Guarantor and no default or the occurrence of any event which with notice or passage of time would become a default under this Agreement, any of the Loan Documents, and is subject to the following conditions precedent, each of which shall have been met or performed by the Borrowing Date:

            6.1.1 Notice of Borrowing. The Borrowers shall have delivered to the Lender the notice of Borrowing provided for in Section 2.3 hereof;

            6.1.2 No Default. (i) No Default or Event of Default shall have occurred and be continuing or will occur upon the making of the Loan on such Borrowing Date, and all representations and warranties made by the Borrowers herein or otherwise in writing in connection herewith shall be true and correct in all material respects with the same effect as though the representations and warranties had been made on and as of such Borrowing Date, and (ii) a certificate to this effect shall have been issued to the Lender on such Borrowing Date, by each Borrower's Chief Financial Officer;

            6.1.3 Use of Proceeds. The Loan proceeds shall have theretofore been applied in accordance with the Use of Proceeds as set forth in Section
      3.11 herein.

            Section 6.2 Additional Conditions to Credit Loan. The obligation of the Lender to make the Credit Loan pursuant to Article 2 herein is subject to the following additional conditions precedent, each of which shall have been met or performed by the initial Borrowing Date:

            6.2.1 Note. The Note, duly executed and completed in the form of EXHIBIT "A" attached hereto and made a part hereof, shall have been delivered to the Lender;

            6.2.2 Supporting Documents. The Borrowers and the Guarantor shall have executed and delivered, or caused to be executed and delivered, to the Lender each of the certificates, the Guaranty the Assignment, the Mortgages and the other Loan Documents and, where applicable, recorded in the appropriate public offices; all additional opinions, documents and certificates that the Lender or its counsel may require, and all such opinions, certificates and documents specified in this Article 6 shall be satisfactory in form and substance to the Lender and its counsel;

            6.2.3 Title Insurance. SGR and APMG shall deliver to Lender an original policy of title insurance issued by a title company acceptable to the Lender, in an amount equal to the principal amount of the Note, which title insurance policy (i) shall insure Lender against loss or damage on account of mechanics liens upon the Property, (ii) shall insure that the Mortgage is a valid second lien on the Property, (iii) shall insure that title to the land is good and marketable and free and clear of all liens, encumbrances, easements, exceptions, reservations and restrictions, except for liens, encumbrances, easements, exceptions, reservations and restrictions stated thereon;

            6.2.4 Phase I Environmental. An environmental assessment of the Property performed at Borrower's expense by a licensed engineer or other environmental consultant satisfactory to Lender stating that:

                  a. the Property are not located within any area  designated as a hazardous  substance site by any of the Governmental  Authorities;
            and

                  b. no hazardous or toxic wastes or other materials or substances regulated, controlled, or prohibited by any federal, state, or local environmental laws, including but not limited to asbestos, are located on the Property; and

                  c. the  Property  have not been cited or  investigated  in the past for any violation of any such laws, regulations, or ordinances.

                  If the  environmental  assessment  shall reveal any  condition unacceptable to Lender, the same shall constitute an Event of Default hereunder and in addition to all remedies available to Lender, Lender shall be relieved of any obligation to fund any sums hereunder. If the environmental assessment recommends, or if Lender so requests, in its sole and absolute discretion, a Phase II audit, additional testing or remedial action, Borrower, at its sole cost and expense shall promptly conduct such additional audits and testing and/or complete such remedial action. Lender may require the Borrower to provide evidence that all necessary actions have been taken to remove any hazardous substance contamination and/or to restore the site to a condition acceptable to Lender and all Governmental Authorities.

            6.2.5 Appraisal. An Appraisal of the Property by an appraiser satisfactory to Lender indicating the final value of any improvements thereon, in an amount satisfactory to Lender.

            6.2.6 Survey. SGR and APMG shall deliver to Lender a current sketch of survey of the Property prepared by a surveyor reasonably acceptable to Lender showing the following:

                  (a) the  location of the  perimeter of the Property by courses and distances and perimeter footings in place, and by reference Township, Range and Section;

                  (b) the  location of and the  identification  by  reference to recording data of all easements, rights-of-way, conditions and restrictions on or appurtenant to the Property;

                  (c) the location of all building setback lines;

                  (d) the lines of the streets  abutting  the  Property  and the width thereof;

                  (e) all  encroachments,  and the  extent  thereof  in feet and inches upon the Property;

                  (f) the improvements located upon the Property and the relation of same by distances to the perimeter of the Property, the building setback lines and the street lines; and

                  (g) if the Property  are  described as being on a filed map, a legend relating the Plat of survey to such map.

            Section 6.3 Mortgagor's Affidavit. Except as set forth in the title commitments, Affidavits of SGR and APMG shall be executed and delivered to Lender certifying that no liens exist on the Property other than for taxes not yet due and payable and other matters of record that do not materially adversely affect Borrowers' use and enjoyment of the Property, and that no other parties are entitled to possession of the Property.

            Section 6.4 Hazard Insurance. SGR and APMG shall each deliver to Lender the original policy of hazard insurance, in completed value form with extended coverage in the amount of the full insurable value of the improvements to the Property, or a certificate evidencing same together with a true and correct copy of the original of the policy(s), issued by a company satisfactory to the Lender, duly endorsed to show the interest of Lender under a New York standard non-contributing mortgagee clause or reasonable equivalent and providing that such policy will not be canceled or modified without thirty (30) days prior written notice to Lender and that all insurance proceeds will be paid directly to Lender; provided, that such payment shall be subject to the terms and provisions of the Mortgage. Each of the Borrowers and Guarantor agree that Lender shall have the right to take any action necessary to continue said insurance in full force and effect including, but not limited to, paying premiums; any funds advanced to continue said policies in full force and effect shall be considered as advances hereunder and shall bear interest from the date of disbursement at the same rate as the Note and payment of said funds and interest shall be secured by the Mortgage;

            Section 6.5 Flood Insurance. SGR and APMG shall deliver to Lender evidence satisfactory to Lender either that the Property are not within a hazardous flood area as designated by the Department of Housing and Urban Development and any other governmental authority, or, if the Property are within such a hazardous area, that the Property are covered by flood insurance supplied by the Federal Insurance Administration to the maximum amount required by all applicable regulations, all as provided in the Flood Disaster Protection Act of 1973, as amended, together with appropriate endorsements thereto providing for Lender's interests in the same manner as the Hazard Insurance, including without limitation that such insurance will not be canceled without ten (10) days prior written notice to Lender. Borrowers agree that Lender shall have the right to take any action necessary to continue said insurance in full force and effect shall be considered as advances hereunder and shall bear interest from the date of disbursement at the same rate as other advances and payment of said funds and interest shall be secured by the Mortgage.

            Section 6.6 Expenses. Borrowers shall have paid all those reasonable fees and charges due and payable or ordered paid by Lender.

            Section 6.7 Substitution of Collateral. In the event Borrower elects to substitute any of the Collateral under this Agreement, such substitution shall be strictly in accordance with the applicable terms of the Mortgages and shall be the sole responsibility of the Borrower.

            Section 6.8 Other Documents. Borrowers shall deliver to Lender such other documents and information as Lender may reasonably require.

            Section 6.9 Corporate Governance. The ALHI Board of Directors shall be comprised of three Inside Directors and four Outside Directors. Lender shall have the right, in its sole discretion, to appoint one Outside Director.

            Section 6.10 SEC Investigation. Notwithstanding anything to the contrary herein contained, upon ALHI's receipt of written notification from the Commission advising ALHI that the Commission has concluded its investigation as contemplated in those certain letters from the Commission to ALHI dated September 30, 2003 and October 17, 2003 respectively, without any orders, settlements or other action before the Commission adverse to the Borrower or any of its officers and directors as of the date hereof ("the SEC Letter"), to the extent they have not yet been exercised, those certain obligations of ALHI contained in Section 2.5.2 shall terminate and the Lender at the sole expense of the borrowers shall execute a release and satisfaction of ALMT from the Security Agreement.



            Section 6.11 New Mortgage Closing Date. The "New Mortgage Closing Date" shall mean the date on which:

            (a)   SGR has executed and delivered a new mortgage to Lender as set
                  forth  in  Section   3.16  of   Exhibit  B  to  the   Mortgage
                  Modification Agreement;

            (b) Title Insurance. SGR shall deliver to Lender an original policy of title insurance issued by a title company acceptable to the Lender, in an amount equal to the $7.3 million dollars less the appraised value of APMG, but in no event less than $4.8 million dollars, which title insurance policy (i) shall insure Lender against loss or damage on account of mechanics liens upon the parcels of real property owned by SGR set forth in Exhibit B-1 (the "SGR Property"), (ii) shall insure that the Mortgage is a valid second lien on the SGR Property, (iii) shall insure that title to the land is good and marketable and free and clear of all liens, encumbrances, easements, exceptions, reservations and restrictions, except for liens, encumbrances, easements, exceptions, reservations and restrictions stated thereon;

            (c) Phase I Environmental. An environmental assessment, and updates to the assessment of the SGR Property performed at Borrower's expense by a licensed engineer or other environmental consultant satisfactory to Lender stating that:

                        i. the SGR  Property  are not  located  within  any area
                  designated as a hazardous substance site by any of the Governmental Authorities; and

                        ii. no hazardous  or toxic wastes or other  materials or
                  substances regulated, controlled, or prohibited by any federal, state, or local environmental laws, including but not limited to asbestos, are located on the SGR Property; and

                        iii. the SGR Property has not been cited or investigated
                  in the past for any violation of any such laws, regulations, or ordinances.

                        If  the   environmental   assessment  shall  reveal  any
                  condition unacceptable to Lender, the same shall constitute an Event of Default hereunder and in addition to all remedies available to Lender, Lender shall be relieved of any obligation to fund any sums hereunder. If the environmental assessment recommends, or if Lender so requests, in its sole and absolute discretion, a Phase II audit, additional testing or remedial action, Borrower, at its sole cost and expense shall promptly conduct such additional audits and testing and/or complete such remedial action. Lender may require the Borrower to provide evidence that all necessary actions have been taken to remove any hazardous substance contamination and/or to restore the site to a condition acceptable to Lender and all Governmental Authorities.

            (d) Appraisal. An Appraisal of SGR by an appraiser satisfactory to Lender. The appraised value of the SGR Property, together with the appraised value of any other real property then mortgaged to Lender as security for the Note, shall be equal to or greater than $6,000,000 or $7,300,000, as the case may be in the event the SEC Letter has not been received.

            (e)   Survey. SGR shall deliver to Lender a current sketch of survey
                  of  the  SGR  Property  prepared  by  a  surveyor   reasonably
                  acceptable to Lender showing the following:

                        (i) the location of the perimeter of the SGR Property by
                  courses and distances and perimeter footings in place, and by reference Township, Range and Section;

                        (ii) the location of and the identification by reference
                  to recording data of all easements, rights-of-way, conditions and restrictions on or appurtenant to the SGR Property;

                        (iii) the location of all building setback lines;

                        (iv) the lines of the streets  abutting the SGR Property
                  and the width thereof;

                        (v) all  encroachments,  and the extent  thereof in feet
                  and inches upon the SGR Property;

                        (vi) the improvements  located upon the SGR Property and
                  the relation of same by distances to the perimeter of the SGR Property, the building setback lines and the street lines; and

                        (vii) if the SGR  Property  is  described  as being on a
                  filed map, a legend relating the Plat of survey to such map.

            (f) Mortgagor's Affidavit. Except as set forth in the title commitments, Affidavits of SGR shall be executed and delivered to Lender certifying that no liens exist on the SGR Property other o than for taxes not yet due and payable and other matters of record that do not materially adversely affect Borrowers' use and enjoyment of the SGR Property, and that no other parties are entitled to possession of the SGR Property.

            (g) Hazard Insurance. SGR shall each deliver to Lender the original policy of hazard insurance, in completed value form with extended coverage in the amount of the full insurable value of the improvements to the SGR Property, or a certificate evidencing same together with a true and correct copy of the original of the policy(s), issued by a company satisfactory to the Lender, duly endorsed to show the interest of Lender under a New York standard non-contributing mortgagee clause or reasonable equivalent and providing that such policy will not be canceled or modified without thirty (30) days prior written notice to Lender and that all insurance proceeds will be paid directly to Lender; provided, that such payment shall be subject to the terms and provisions of the Mortgage. Each of the Borrowers and Guarantor agree that Lender shall have the right to take any action necessary to continue said insurance in full force and effect including, but not limited to, paying premiums; any funds advanced to continue said policies in full force and effect shall be considered as advances hereunder and shall bear interest from the date of disbursement at the same rate as the Note and payment of said funds and interest shall be secured by the Mortgage. The SGR Property is unimproved, accordingly Lender acknowledges that at present it is not requiring hazard insurance as otherwise required herein;

            (h) Flood Insurance. SGR shall deliver to Lender evidence satisfactory to Lender either that the SGR Property are not within a hazardous flood area as designated by the Department of Housing and Urban Development and any other governmental authority, or, if the SGR Property are within such a hazardous area, that the SGR Property are covered by flood insurance supplied by the Federal Insurance Administration to the maximum amount required by all applicable regulations, all as provided in the Flood Disaster Protection Act of 1973, as amended, together with appropriate endorsements thereto providing for Lender's interests in the same manner as the Hazard Insurance, including without limitation that such insurance will not be canceled without ten (10) days prior written notice to Lender. Borrowers agree that Lender shall have the right to take any action necessary to continue said insurance in full force and effect shall be considered as advances hereunder and shall bear interest from the date of disbursement at the same rate as other advances and payment of said funds and interest shall be secured by the Mortgage. The SGR Property is unimproved, accordingly Lender acknowledges that at present it is not requiring flood insurance as otherwise required herein;

            (i) Legal Opinion. Borrower shall deliver a legal opinion executed by counsel to Borrower, dated as of the execution hereof, the form of which is attached hereto as Exhibit D.

Upon the satisfaction of each of the items set forth above, the Guarantor shall be immediately and fully released by Lender from any and all obligations set forth herein. Lender hereby acknowledges that SGR may provide updates to the items referenced in (c), (d), (e), and (f) above.

            Section 6.12 Future Draws. After the New Mortgage Closing Date, the Borrower shall be entitled to draw upon the remaining Availability Amount of $2,114,000, which amount shall be used solely for i) interest reserve payments; and ii) payments for the marketing SGR, and other SGR related costs such as architectural, engineering, and marketing, which are associated with the Tierra del Sol project; (iii) fees that are due to Borrower's counsel for work on the New Mortgage Closing Date; (iv) fees to Lender; and (v) fees due Walter Kolker which fees shall not to exceed $100,000; provided however, Borrower must establish to the Lender's sole satisfaction, that such draws on the remaining Availability Amount are being used solely for such purposes.

            Section 6.13 Approval of Corporate Officers. Malcolm Wright shall be appointed as CEO of ALHI. Lender's Outside Director and ALHI shall make its best efforts to hire and retain two individuals with industry appropriate qualifications and character, which individuals shall be mutually acceptable to both Lender and ALHI, to serve as ALHI's Chief Financial Officer and Chief Operating Officer by March 31, 2004.
      Immediately upon the retention of such individuals, ALHI shall cause Malcolm Wright to resign from his current positions as ALHI's Chief Financial Officer and Chief Operating Officer, respectively.



                        ARTICLE VII - EVENTS OF DEFAULT

            Section 7.1 Events of Default. If any one of the following "Events of Default" shall occur and shall not have been remedied:

            7.1.1 Any representation or warranty made or deemed made by any Borrower herein or in any of the other Loan Documents, or by Guarantor in the Guaranty or in any certificate or report furnished by such Borrower or Guarantor at any time to the Lender, shall prove to have been incorrect, incomplete or misleading in any material respect on or as of the date made or deemed made; or


            7.1.2 Any Borrower shall fail to pay, when due, any principal of or interest on the Note, or to pay when due any other sum payable under this Agreement and the same is not paid within ten (10) days after written notice from Lender; or


            7.1.3 Any default in the payment or performance of any obligation of Guarantors arising under the Guaranty or pursuant to any other Loan Document, and the same is not cured within thirty (30) days' written notice from Lender; or


            7.1.4 Any Borrower or any of the Guarantors shall default in the performance of any agreement, covenant or obligation contained herein or in any of the other Loan Documents not provided for elsewhere in this
      Article 7, if the default continues for a period of thirty (30) days after notice of default to the Borrower and Guarantor, if applicable, by the Lender; or

            7.1.5 There shall occur any default in the due observance or performance of any covenant, condition or agreement on the part of any of the Borrowers or Guarantor to be observed or performed pursuant to the terms of Articles 4 or 5 hereof and the same is not cured within thirty
      (30) days after written notice from Lender; or

            7.1.6 At any time on or after the date hereof, less than 96 persons shall be employed by the Antigua Call Center, and CLM shall not have sold all of the assets of the Antigua Call Center now or hereafter existing, to Lender free and clear of all Liens for an amount not greater than $1,000 and paid all normal recurring expenses and payrolls through thirty days following such sale; or

            7.1.7 Final judgment for the payment of money in an amount in excess of Fifty Thousand Dollars ($50,000.00) shall be rendered against any Borrower or the Guarantor and the same shall remain undischarged for a period of thirty (30) days, during which period execution shall not effectively be stayed, provided such Borrower or Guarantor, as applicable, will have the right to contest in good faith by appropriate proceedings and provided such Borrower shall have set aside on its books adequate reserves for payment of such money; or

            7.1.8 Any Borrower's or Guarantor's default in the performance of its obligations as lessor or as lessee under any lease of all or any portion of its property, after the provision of written notice and the expiration of cure periods provided in such documents; or

            7.1.9 Any Borrower or the Guarantor shall die or cease to exist or to be qualified to do or transact business in the State in which the Property are located, or shall be dissolved or terminated or shall be a party to a merger or consolidation, or shall sell all or substantially all of its assets; or

            7.1.10 If, without the prior written consent of Lender, which consent shall be in Lender's sole and absolute discretion any shares of stock of Borrower or any shares of stock of the Borrower held by the Guarantor are issued, sold, transferred, conveyed, assigned, mortgaged, pledged, or otherwise disposed of, whether voluntarily or by operation of law, and whether with or without consideration, or any agreement for any of the foregoing is entered into; or

            7.1.11 Any Borrower or the Guarantor shall (i) voluntarily terminate operations or apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of any of the Borrowers or Guarantor, as the case may be, or of all or of a substantial part of the assets of such Borrower or Guarantor, as the case may be, (ii) admit in writing its inability, or be generally unable, to pay its debts as the debts become due, (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect), (v) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, (vi) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code, or (vii) take any corporate action for the purpose of effecting any of the foregoing; or

            7.1.12 Any Borrower shall fail to furnish to the Lender notice of default in accordance with Section 4.7 hereof, within ten (10) days after any such notice of default becomes known to the President or Chief Financial Officer of such Borrower, whether or not notification to such Borrower is furnished by the Lender;

            7.1.13 Borrowers shall be in default of this Agreement all filings required by law or regulation to be made with the Commission as set forth in Section 3.4 herein, are not made on or before May 26, 2004.

      THEREUPON, in the case of any such event other than an event described in Subsections 7.1.5 and 7.1.6 of this Section 7.1, the Lender may, by written notice to the Borrowers, at its option: (A) immediately terminate the Commitment of the Lender hereunder, and/or (B) immediately declare the principal of, and interest accrued on, the Note(s) immediately due and payable without presentment, demand, protest or notice, whereupon the same shall become immediately due and payable; and, in the case of any event described in Subsection 7.1.5 of this Section 7.1, the Commitment of the Lender hereunder shall automatically terminate, without any action on the part of the Lender, and the principal of, and interest accrued on, the Note(s) shall become immediately due and payable, both as to principal and interest, without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Note(s) to the contrary notwithstanding, and, in the case of any event described in Subsection 7.1.6. of this Section 7.1, the Borrower shall forfeit and transfer to Lender all of the assets of the Antigua Call Center and all of the stock of any Subsidiary owning and/or controlling the Antigua Call Center shall be forfeited and transferred and assigned to Lender or its designee and Lender shall reduce the principal balance outstanding by an amount equal to $1,000.

      It is understood and agreed that the Lender shall not be obligated to pursue or exhaust any or all remedy or remedies against the Borrower prior to making demand upon, and proceeding against, Guarantor, however Lender acknowledges that no Event of Default shall be applicable to the Guarantor after the Guarantee is terminated in accordance with the terms set forth herein.

                          ARTICLE VIII - MISCELLANEOUS

            Section 8.1 No Waiver, Remedies Cumulative. No failure on the part of the Lender to exercise and no delay in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

            Section 8.2 Release and Waiver of Claims. Borrower and its affiliates hereby acknowledge that Borrower acquired assets for use in the Antigua Call Center, incurred expenses, and made expenditures in connection therewith, and made the independent judgment to fund operations in Antigua Call Center, and in so doing has not in any way relied upon any representations, advice, or counsel of the Lender, and was not induced by the Lender to incur such expenses and make such expenditures. The Borrower and hereby releases and covenants not to sue the Lender for any losses it has, or may in the future, incur in Antigua, and furthermore hereby waives any and all claims which may be asserted for the actual and consequential damages incurred by the Borrower (including, without limitation, amounts required to be paid under this Agreement by the Borrower to Lender), including claims to seek recourse against the Lender in the event the Lender fails to advance any remaining Availability Amount. Borrower agrees that neither Lender nor its agents shall be liable for any monetary damages (except to the extent that Borrower can prove Lender's bad faith or willful misconduct), and in the event of bad faith or willful misconduct, Borrower's sole remedies shall be limited to commencing an action seeking injunctive relief or declaratory judgment. The parties hereto agree that any action or proceeding to determine whether Lender has acted in bad faith or with willful misconduct shall be determined by an action seeking declaratory judgment. Lender agrees that, in such event, it shall cooperate in expediting any action seeking injunctive relief or declaratory judgment. Borrower hereby expressly waives and releases, to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to payment of any amounts due under this Agreement or the performance of its other obligations set forth in the Loan Documents. Borrower hereby waives the right to assert a counterclaim, other than a compulsory counterclaim, in any action or proceeding brought against it by Lender or its agents.

            Section 8.3 Survival of Representations. All representations and warranties made herein shall survive the making of the loans hereunder and the delivery of the Note, and shall continue in full force and effect so long as the Note is outstanding and unpaid and the Commitment has not been terminated.

            Section 8.4 Notices. Any notice or other communication hereunder to any party hereto shall be by telegram, facsimile transmission with next day delivery of original, telex or registered or certified mail and shall be deemed to have been given or made when telegraphed, faxed as provided herein, telexed or deposited in mails, postage prepaid, addressed to the party at its address specified next to its signature hereto (or at any other address that the party may hereafter specify to the other parties in writing).

            Section 8.5 Construction. This Agreement and the Note shall be deemed a contract made under the law of the State of Florida and shall be governed by and construed in accordance with the law of said state and any suit, action or proceeding arising out of or relating to this Agreement may be commenced and maintained in any court of competent subject matter jurisdiction in Miami-Dade County, Florida, and any objection to such jurisdiction and venue is hereby expressly waived.

            Section 8.6 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of each Borrower and the Lender, and their respective successors and assigns, provided, that no Borrower may assign any of its rights hereunder without the prior written consent of the Lender, which may be arbitrarily withheld, and any such assignment will be void.

            Section 8.7 Limit on Interest. Anything herein or in the Note to the contrary notwithstanding, the obligations of the Borrowers under this Agreement and the Note to the Lender shall be subject to the limitation that payments of interest to the Lender shall not be required to the extent that receipt of any such payment by the Lender would be contrary to provisions of law applicable to the Lender (if any) which limit the maximum rate of interest which may be charged or collected by the Lender;

      provided however, that nothing herein shall be construed to limit the Lender to presently existing maximum rates of interest, if any increased interest rate is hereafter permitted by reason of applicable federal or state legislation.

            Section 8.8 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to an original and all of which when taken together shall constitute but one and the same instrument.

            Section 8.9 Headings. The headings are for convenience only and are not to affect the construction of or to be taken into account in interpreting the substance of this Agreement. Section 8.10 Severability. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

            Section 8.11 Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement with respect to the subject matter hereof and is intended as a complete and exclusive statement of the terms and conditions thereof, and this Agreement supersedes and replaces all prior negotiations and agreements between the parties hereto, or any of them, whether oral or written. Each of the parties hereto acknowledges that no other party, agent or attorney of any other party, has made any promise, representation or warranty whatsoever, expressed or implied, not contained herein concerning the subject matter hereof to induce the other party to execute this Agreement or any of the other documents referred to herein, and each party hereto acknowledges that it has not executed this Agreement or such other documents in reliance upon any such promise, representation or warranty not contained herein.

            Section 8.12 Integration. This Agreement, together with the other documents and instruments executed herewith and contemplated by this Agreement, comprises the complete and integrated agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof. The Borrower and Guarantors further releases and discharges Lender from and against any and all liability with respect to all prior agreements and preliminary commitments. The Loan Documents were drafted with the joint participation of Borrower and Lender, and their respective counsel, and shall be construed neither against nor in favor of any of them, but rather in accordance with the fair meaning thereof.

            Section 8.13 Course of Dealing; Amendment; Supplemental Agreements. No course of dealing between the Lender and Borrower shall be effective to amend, modify or change any provision of this Agreement. This Agreement or any document executed in connection herewith, may not be amended, modified, or changed in any respect except by agreement in writing signed by the Lender and the Borrower.

            Section 8.14 Indemnification. Each of the Borrowers and the Guarantor hereby agree to hold the Lender and its officers, directors, employees and agents harmless from and against all claims, damages, liabilities and expenses, including reasonable attorney fees and disbursements of counsel, which may be incurred by or asserted against any of them in connection with or arising out of any investigation, litigation, or proceeding relating to the Loan, except that the Borrowers and the Guarantor shall not be required to indemnify the Lender to the extent that such claims, damages, liabilities or expenses arise from the negligence or willful misconduct of Lender.

            Section 8.15 WAIVER OF JURY TRIAL. BORROWERS, GUARANTOR AND LENDER KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY DOCUMENT EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OR EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE LENDER ENTERING INTO THIS AGREEMENT AND MAKING ANY LOAN, ADVANCE OR OTHER EXTENSION OF CREDIT TO THE BORROWERS.

                       *SIGNATURES ON FOLLOWING PAGE(S)*

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be effective on the date first written above.

                                          "BORROWER"


                                          SUNSTONE GOLF RESORT, INC.
                                          a Florida corporation

------------------------------------
(Signature of Witness)                    By:
                                             -----------------------------------
                                          Its:
------------------------------------          ----------------------------------
(Printed Name of Witness)                 Address:
                                                  ------------------------------

                                          --------------------------------------

                                          --------------------------------------

                                          --------------------------------------

                                          AMERICAN LEISURE MARKETING &
                                          TECHNOLOGY, INC.
                                          a Florida corporation

------------------------------------
(Signature of Witness)                    By:
                                             -----------------------------------
                                          Its:
------------------------------------          ----------------------------------
(Printed Name of Witness)                 Address:
                                                  ------------------------------

                                          --------------------------------------

                                          --------------------------------------

                                          --------------------------------------

                                          ADVANTAGE PROFESSIONAL
                                          MANAGEMENT  GROUP  INC., a Florida
                                          corporation

------------------------------------
(Signature of Witness)                    By:
                                             -----------------------------------
                                          Its:
------------------------------------          ----------------------------------
(Printed Name of Witness)                 Address:
                                                  ------------------------------

                                          --------------------------------------

                                          --------------------------------------

                                          --------------------------------------

Signed, sealed and delivered                    CARIBBEAN   LEISURE  MARKETING
in the presence of:                                   LIMITED,    a   Antiguan
limited company


------------------------------------
(Signature of Witness)                    By:
                                             -----------------------------------
                                          Its:
------------------------------------          ----------------------------------
(Printed Name of Witness)                 Address:
                                                  ------------------------------

                                          --------------------------------------

                                          --------------------------------------

                                          --------------------------------------

Signed, sealed and delivered              LEISURE SHARE INTERNATIONAL,
                                          LTD., A United Kingdom company


------------------------------------
(Signature of Witness)                    By:
                                             -----------------------------------
                                          Its:
------------------------------------          ----------------------------------
(Printed Name of Witness)                 Address:
                                                  ------------------------------

                                          --------------------------------------

                                          --------------------------------------

                                          --------------------------------------

Signed,sealed and delivered               AMERICAN LEISURE HOLDINGS, INC.
in the presence of:                       a Nevada corporation


------------------------------------
(Signature of Witness)                    By:
                                             -----------------------------------
                                          Its:
------------------------------------          ----------------------------------
(Printed Name of Witness)                 Address:
                                                  ------------------------------

                                          --------------------------------------

                                          --------------------------------------

                                          --------------------------------------

                                          "GUARANTOR"

--------------------------------
(Signature of Witness)                    MALCOLM WRIGHT


--------------------------------          By:
(Printed Name of Witness)                    -----------------------------------
Address:                                  Its:
                                              ----------------------------------
                                          Address:
                                                  ------------------------------

                                          --------------------------------------

                                          --------------------------------------

                                          --------------------------------------

                                   EXHIBIT A
                                      NOTE

                                   EXHIBIT B

                                  EXHIBIT B-1
                                  SGR PROPERTY

                                  EXHIBIT C

                                  EXHIBIT D
                                LEGAL OPINION

                                 SCHEDULE 3.11
                                USE OF PROCEEDS


--------------------------------------------------------------------------------
MINIMUM AMOUNT                           USE OF PROCEEDS
--------------------------------------------------------------------------------
$2,976,456.67                            Refinancing
--------------------------------------------------------------------------------
$224,241.67                              Interest Reserve
--------------------------------------------------------------------------------
$19,633.30                               Bridge Loan Interest
--------------------------------------------------------------------------------
$121,630                                 Origination Fees
--------------------------------------------------------------------------------
$208,038.36                              Closing Costs and ALH Working  Capital,
                                         if any
--------------------------------------------------------------------------------
$3,550,000                               TOTAL
--------------------------------------------------------------------------------